EXHIBIT 99.2

Delta Oil & Gas Initiates Turn-Around Strategy, Engages Excelsis

Accounting Group To Complete Audits

Vancouver, Canada - August 13, 2018 - Businesswire – Delta Oil & Gas, Inc. (the “Company” “Delta”) (OTC: DLTA), has announced that it has engaged Excelsis Accounting Group (“EAG”) as its new independent registered public accounting firm, effective July 27, 2018. The Company has also filed a Form 8-K with the Securities and Exchange Commission noting the engagement of EAG.

Delta has initiated a turn-around process with intentions to become fully audited and SEC reporting as soon as possible. Portfolio expansion plans include an internal evaluation of current lease and oil and gas producing assets, expanding into oilfield services and exploration and production leases wherein new revenue producing companies and assets will be acquired and invested into.

“I have been working closely with Delta’s prior leadership and service providers to obtain a workflow and secure the engagement of a qualified auditor in order to bring Delta current and fully-reporting. The engagement of EAG is a critical first step towards expanding shareholder value and launching an aggressive acquisition strategy,” stated Dr. Jordan Balencic, Delta’s interim Chief Compliance Officer.

About Delta Oil & Gas, Inc.

Delta Oil & Gas, Inc. (OTC:DLTA) is an energy holding company which targets projects or businesses that are of extremely high quality, low to medium risk, and close to hydrocarbon delivery points. The Company operates exclusively within North America and currently holds land positions with varying working Interests in a number of California regional plays, Texas and Oklahoma - with a focus on larger and much higher impact targets in the USA of both conventional oil and gas reserves.

About Excelsis Accounting Group

Excelsis Accounting Group is a full service Certified Public Accountant (CPA) firm located in Reno, Nevada providing audit and accounting, tax, internal control evaluation and testing, business valuation, litigation support, CFO for hire and management consulting. Our firm is registered with the Public Company Accounting Oversight Board (PCAOB), and our professional staff and consultants possess the expertise in servicing Securities Exchange Commission (SEC) Registrants with their quarterly and annually compliance requirements, including 10-K, 10-Q and 8-K filings.

Forward-Looking Statements This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements regarding the offering and the use of proceeds therefrom; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results of the repurchase offer; market conditions; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the SEC, including DLTA’s most recently filed Annual Report on Form 10-K and in DLTA’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov . We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

OTC Markets Profile: https://www.otcmarkets.com/stock/DLTA/overview

Full FCC Disclosure and Disclaimer: https://www.otcmarkets.com/filing/html?id=12870625&guid=3HjoUnzWa40lith

Contact:

Jordan Balencic, interim CCO

Delta Oil & Gas, Inc.

Email: ir@deltaoilandgas.com

Website: http://www.deltaoilandgas.com